Exhibit 99.1

Positioned to Capitalize on Innovation in Wireless Technologies December 2009

This presentation contains "forward-looking statements" within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended, regarding InterDigital, Inc.'s current beliefs, plans and expectations as to: (i) future results, projections and trends; (ii) our strategy; (iii) our 3G revenue growth potential and the growth potential of our 3G patent licensing program; (iv) future global mobile device sales and market opportunities; and (v) selective acquisitions and investment opportunities. Such statements are subject to the "safe harbor" created by those sections. Words such as "believe," "continue to," "develop," "driving," "emerging," "enabling," "estimate," "exceeds," "expect," "future," "goal," "growth," "increase," "initiative," "intend," "invent," "may," "opportunity," "position," "potential," "projected," "recurring," variations of any such words and similar expressions, and graphical charts and timelines representing future estimates or events are intended to identify such forward-looking statements. Actual results and events may differ materially from those described in any forward-looking statement as a result of certain risks and uncertainties, including, without limitation: (i) the market relevance of our technologies; (ii) changes in the needs, availability, pricing and features of competitive technologies as well as those of strategic partners or consumers; (iii) unanticipated technical or resource difficulties or delays related to further development of our technologies; (iv) our ability to leverage or enter into new customer agreements, strategic relationships or complimentary investment opportunities on acceptable terms; (v) our ability to enter into additional patent license agreements; (vi) changes in expenses related to our technology offerings and operations; (vii) whether we have the appropriate financial assets and/or cash flows; (viii) unfavorable outcomes in patent disputes and the expense of defending our intellectual property rights; (ix) changes in the market share and sales performance of our primary licensees, and any delay in receipt of quarterly royalty reports from our licensees; and (x) changes or inaccuracies in market projections, as well as other risks and uncertainties, including those detailed from time to time in our Securities and Exchange Commission filings. We undertake no obligation to update any forward-looking statement contained herein. This presentation includes various "non-GAAP financial measures," as that term is defined in Regulation G promulgated by the Securities and Exchange Commission, which are reconciled to GAAP financial measures at the end of this presentation. Safe Harbor Statement (c) 2009 InterDigital, Inc. All rights reserved. 2

# Overview

- Strong wireless technology expertise
  - 200 engineers; 80% with advanced technical degrees
  - Over 12,000 issued patents and patent applications
- Technology used in every cellular device
- Deep relationships in wireless ecosystem
  - 55% of 3G market under license
  - Software in millions of 3G devices

- Financial strength and stability
  - Recurring revenues: ~$300 million per year
  - Highly profitable, ~ 30% margin
  - Cash: over $400+ million, no debt
  - Market capitalization: $1 billion (NASDAQ: IDCC)
  - Ranked #3 in best mid-cap stocks by Forbes (2009)


ERICSSON
infineon
Never stop thinking
CINTERION
SIEMENS
NXP
Sony Ericsson
NOKIA
KYOCERA
R&D, Montreal, Canada
R&D, Melville, NY
Headquarters, R&D, King of Prussia, PA
Panasonic
SANYO
NEC
BlackBerry
SHARP
HITACHI
SIERRA WIRELESS
TOSHIBA
GENERAL DYNAMICS
Lucent Technologies
LG
SAMSUNG
Arima
PANTECH
SK telecom

All trademarks are the sole property of their respective owners

3
© 2009 InterDigital, Inc. All rights reserved.
InterDigital

# Wireless Industry Pioneers

## Technology development ahead of the curve

- When analog cellular started to gain traction, we were already working on **digital wireless systems**
- When the world was focused on voice, **our focus was data**
- When others looked at narrowband, **we were developing wideband**

1985
**First digital wireless call**
InterDigital demonstrates prototype of its digital wireless system

1992
**First B-CDMA system**
InterDigital completed prototype of the world's first broadband CDMA system

*In the early 1980s:*
*✓Roaming and handoff techniques*
*✓Distributed base station technologies*

## Focused on fundamental system architecture

- Wireless resource management
- Network robustness
- Interference mitigation

*In the early 1990s:*
*✓Power control*
*✓Handoff*
*✓Pilot codes*
*✓Multi-channel arrangements*

4
© 2009 InterDigital, Inc. All rights reserved.
InterDigital®

Traditional Wireless System 5 (c) 2009 InterDigital, Inc. All rights reserved. Since 1990 and continuing growth 6 B subscribers worldwide Over 1B devices shipped yearly

Sensors Huge Demand for Pervasive Wireless Services Cellular WiMax WiFi Mesh Ambiance Femto Relays Social Networks Shopping, Banking, Secure Transactions Healthcare Intelligent Highways & Vehicular Comms Education Smart Power Grid Entertainment and Gaming New services and applications All shapes and sizes On any device, anywhere, at anytime 6 (c) 2009 InterDigital, Inc. All rights reserved. Wireless Home All trademarks are the sole property of their respective owners

Pervasive Content = Bandwidth Crunch Global Mobile Network Data Traffic Source: ABI Research, Mobile Data Traffic Analysis 009 20,000 2008 2009 2010 2011 2012 2013 2014 18,000 16,000 14,000 12,000 10,000 8,000 6,000 4,000 2,000 0 Web/Internet VoIP Video Streaming/TV P2P Audio Streaming Petabytess Mobile data demand is exploding due to pervasive content, leading to a looming bandwidth gap Source: Cisco 20 x Bandwidth Gap 7 (c) 2009 InterDigital, Inc. All rights reserved. LTE offers only ~3x-5x improvement

Core solutions that support increased data usage and a richer multimedia experience LTE Collaborative Communications Compression Untapped Spectrum HSPA+ LTE-A Local Content Routing Femto/WiFi Cognitive Spectrum Management Solutions in Our Labs Today (c) 2009 InterDigital, Inc. All rights reserved. 8

Sensors Tomorrow's Network of Networks Cellular WiMax WiFi Mesh Ambiance Femto Relays People connecting to people People connecting to machines Machines connecting to machines 9 (c) 2009 InterDigital, Inc. All rights reserved.

2x to 5x Growth in Addressable Market Sensors Cellular WiMax WiFi Mesh Ambiance Femto Relays Source: ABI Research, Mobile Data Traffic Analysis 2009 2010 2011 2012 2013 2014 700 750 800 850 900 950 1,000 1,050 1,100 Operator Services 2010 2011 2012 2013 2014 50 55 60 65 70 75 M2M & Infrastructure 150 155 160 165 170 175 180 185 2010 2011 2012 2013 2014 Handsets Expanding Wireless Ecosystem (c) 2009 InterDigital, Inc. All rights reserved. 10 $179 Billion $ 72 Billion $1 Trillion

# Delivering Technical Knowhow Across Wireless Value Chain

- Engineering expertise
- Strong patent portfolio
- Substantial intellectual property in next generation wireless
- Compelling innovation roadmap beyond cellular



Technology Licensing
Infineon
Spreadtrum
NXP
55% of
3G market
Manufacturers
Operators
Consumers
Patent Licensing

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© 2009 InterDigital, Inc. All rights reserved.
InterDigital®

# Solid Financial Results to Drive Growth

## First nine months 2009

- Revenues of $221.0 million, up 30% over 2008
- Net income of $48.4 million, or $1.08 per share
- Pro forma net income, $72.8 million, or $1.61 per share *
- $307 million free cash flow *
- ~$400 million in cash and short term investments
- New Samsung $400 million 2G/3G Agreement
- Recent 3G licensees
  - Pantech – Includes LTE
  - Cinterion – M2M

* Pro forma net income excludes a repositioning charge. InterDigital defines "free cash flow" as operating cash flow less purchases of property, equipment, technology licenses, and investments in patents. A detailed reconciliation to GAAP results are presented at the end of this presentation.

12
© 2009 InterDigital, Inc. All rights reserved.
InterDigital®

Take Aways A leading developer of digital wireless technology Established technical expertise Strong track record of wireless innovation Successful R&D and licensing programs Strong portfolio of 3G and 4G technologies Financial strength and stability Multiple opportunities to drive growth 3G/4G royalties from growth of existing licensees Potential to grow share in 3G/4G market with new licensees Diverse, market-driven innovation roadmap drives potential in new addressable markets Operating leverage in business model (c) 2009 InterDigital, Inc. All rights reserved. 13 A proven and successful business model

Q & A December 2009 14

December 2009 Appendix

# Licensees

| | | |
|---|---|---|
| Alcatel Espana | American Telephone and Telegraph Company (AT&T) | Apple Inc. |
| Arima Communications Corporation | ASUSTeK Computer | Cinterion Wireless Modules |
| Danger Inc. | Denso Corporation | Giant Electronics, Ltd. |
| High Tech Computer (HTC) | Hitachi Ltd. | Hop-On Wireless, Inc. |
| Hughes Network Systems Inc. | Infineon Technologies AG | Inventec Appliances Corp. |
| Iwatsu America Inc. | iWOW Connections Pte Ltd | Japan Radio |
| Kokusai Electric Co. Ltd. | Kyocera Corporation | LG Electronics Inc. |
| Lucent Technologies Inc. | Matsushita Communication Industrial Co. Ltd. (Panasonic) | Mitsubishi Electric Corporation |
| ModeLabs Group | Nakayo Telecommunications, Inc. | NEC Corporation |
| Nokia Corporation | Oki Electric Industry Co. Ltd. | Option NV |
| Pacific Communication Sciences, Inc. | Pantech | Pegatron Corporation |
| Qualcomm Incorporated | Quanta Computer Inc. | Research In Motion Limited |
| Robert Bosch GmbH | Samsung Electronics Co. Ltd. | Sanyo Electric Co. Ltd. |
| Sharp Corporation | Shintom Company Ltd. | Siemens Aktiengesellschaft |
| Sierra Wireless, Inc. | Sony Ericsson Mobile Communications AB | Telefonaktiebolaget LM Ericsson |
| Toshiba Corporation | UbiNetics Ltd. | Windshift Holdings, Inc. |

***as of November 2009***

16

© 2009 InterDigital, Inc. All rights reserved.

InterDigital®

Cash Flow Reconciliation (c) 2009 InterDigital, Inc. All rights reserved. 17 Free cash flow is a supplemental non-GAAP financial measure that InterDigital believes is helpful in evaluating the company's ability to invest in its business, make strategic acquisitions and fund share repurchases, among other things. A limitation of the utility of free cash flow as a measure of financial performance is that it does not represent the total increase or decrease in the company's cash balance for the period. InterDigital's computation of free cash flow may not be comparable to free cash flow reported by other companies. The presentation of this financial information, which is not prepared under any comprehensive set of accounting rules or principles, is not intended to be considered in isolation or as a substitute for the financial information prepared and presented in accordance with GAAP. InterDigital, Inc. Reconciliation of Pro Forma Free Cash Flows to InterDigital (GAAP) Net Cash Provided by Operating Activities (In thousands) (Unaudited)

Reconciliation of Consolidated Statement of Operations (c) 2009 InterDigital, Inc. All rights reserved. 18 The above pro forma statements of financial results exclude the expense associated with the repositioning charge and the related tax benefit. The company has provided these pro forma figures here and elsewhere in this presentation. Management regards the repositioning charge and related tax benefit as a non-recurring item not indicative of operating results for the period and believes that investors might share this viewpoint. InterDigital, Inc.